All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
Revenues
Non-interest revenues
  Discount revenue                                                          $3,066    $3,718       (18)%
  Net card fees                                                                532       531         -
  Travel commissions and fees                                                  365       494       (26)
  Other commissions and fees                                                   453       622       (27)
  Securitization income, net                                                   141       444       (68)
  Other                                                                        450       460        (2)
                                                                            ------    ------
     Total non-interest revenues                                             5,007     6,269       (20)
                                                                            ------    ------
Interest income
  Interest and fees on loans                                                 1,292     1,671       (23)
  Interest and dividends on investment securities                              154       186       (17)
  Deposits with banks and other                                                 28        85       (67)
                                                                            ------    ------
    Total interest income                                                    1,474     1,942       (24)
                                                                            ------    ------
Interest expense
  Deposits                                                                      85       149*      (43)
  Short-term borrowings                                                         27       161*      (83)
  Long-term debt                                                               434       650*      (33)
  Other                                                                          9        11*      (18)
                                                                            ------    ------
    Total interest expense                                                     555       971       (43)
                                                                            ------    ------
    Net interest income                                                        919       971        (5)
                                                                            ------    ------
Total revenues net of interest expense                                       5,926     7,240       (18)
                                                                            ------    ------
Provisions for losses
  Charge card                                                                  336       345        (3)
  Cardmember lending                                                         1,414       809        75
  Other                                                                         53        57        (7)
                                                                            ------    ------
     Total provisions for losses                                             1,803     1,211        49
                                                                            ------    ------
Total revenues net of interest expense after provisions for losses           4,123     6,029       (32)
                                                                            ------    ------

Expenses
  Marketing and promotion                                                      345       594       (42)
  Cardmember rewards                                                           846     1,040       (19)
  Cardmember services                                                          111       122        (9)
  Salaries and employee benefits                                             1,253     1,470       (15)
  Professional services                                                        519       550        (6)
  Occupancy and equipment                                                      358       375        (5)
  Communications                                                               104       115       (10)
  Other, net                                                                    43       302       (86)
                                                                            ------    ------
     Total                                                                   3,579     4,568       (22)
                                                                            ------    ------
Pretax income from continuing operations                                       544     1,461       (63)
Income tax provision                                                           101       417       (76)
                                                                            ------    ------
Income from continuing operations                                              443     1,044       (58)
Loss from discontinued operations, net of tax                                   (6)      (53)      (89)
                                                                            ------    ------
Net income                                                                  $  437    $  991       (56)
                                                                            ======    ======
Income from continuing operations attributable to common shareholders (A)   $  367    $1,038       (65)
                                                                            ======    ======
Net income attributable to common shareholders (A)                          $  361    $  985       (63)
                                                                            ======    ======

# - Denotes a variance of more than 100%.

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Represents income from continuing operations or net income, as applicable, less (i) preferred shares dividends and related accretion of $72 million for the quarter ended March 31, 2009, and (ii) earnings allocated to participating share awards of $4 million and $6 million for the quarters ended March 31, 2009 and 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                 March 31,  December 31,
                                                   2009         2008
                                                 ---------  ------------
Assets
  Cash                                             $ 21         $ 21
  Accounts receivable                                32           37
  Investment securities                              18           13
  Loans                                              34           41
  Other assets                                       16           14
                                                   ----         ----
    Total assets                                   $121         $126
                                                   ====         ====

Liabilities and Shareholders' Equity
  Customer deposits                                $ 18         $ 15
  Short-term borrowings                               3            9
  Long-term debt                                     58           60
  Other liabilities                                  26           30
                                                   ----         ----
    Total liabilities                               105          114
                                                   ----         ----

  Shareholders' equity                               16           12
                                                   ----         ----
    Total liabilities and shareholders' equity     $121         $126
                                                   ====         ====

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                                        $3,074    $3,722       (17)%
  International Card Services                                                1,023     1,195       (14)
  Global Commercial Services                                                   944     1,144       (17)
  Global Network & Merchant Services                                           836     1,003       (17)
                                                                            ------    ------
                                                                             5,877     7,064       (17)
  Corporate & Other,
    including adjustments and eliminations                                      49       176       (72)
                                                                            ------    ------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE                         $5,926    $7,240       (18)
                                                                            ======    ======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                                        $  (50)   $  791         #
  International Card Services                                                    8       117       (93)
  Global Commercial Services                                                   128       218       (41)
  Global Network & Merchant Services                                           365       335         9
                                                                            ------    ------
                                                                               451     1,461       (69)
  Corporate & Other                                                             93         -         #
                                                                            ------    ------

PRETAX INCOME FROM CONTINUING OPERATIONS                                    $  544    $1,461       (63)
                                                                            ======    ======

NET INCOME (LOSS)
  U.S. Card Services                                                        $  (25)   $  523         #
  International Card Services                                                   39       133       (71)
  Global Commercial Services                                                    86       151       (43)
  Global Network & Merchant Services                                           237       223         6
                                                                            ------    ------
                                                                               337     1,030       (67)

  Corporate & Other                                                            106        14         #
                                                                            ------    ------
  Income from continuing operations                                            443     1,044       (58)
  Loss from discontinued operations, net of tax                                 (6)      (53)      (89)
                                                                            ------    ------

NET INCOME                                                                  $  437    $  991       (56)
                                                                            ======    ======

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                            Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
EARNINGS PER COMMON SHARE (A)

BASIC
      Income from continuing operations attributable to common
        shareholders                                                        $ 0.32    $ 0.90       (64)%
      Loss from discontinued operations                                      (0.01)    (0.05)      (80)
                                                                            ------    ------
      Net income attributable to common shareholders                        $ 0.31    $ 0.85       (64)%
                                                                            ======    ======

      Average common shares outstanding (millions)                           1,156     1,153         -%
                                                                            ======    ======

DILUTED
      Income from continuing operations attributable to common
        shareholders                                                        $ 0.32    $ 0.89       (64)%
      Loss from discontinued operations                                      (0.01)    (0.04)      (75)
                                                                            ------    ------
      Net income attributable to common shareholders                        $ 0.31    $ 0.85       (64)%
                                                                            ======    ======

      Average common shares outstanding (millions)                           1,156     1,163        (1)%
                                                                            ======    ======

Cash dividends declared per common share                                    $ 0.18    $ 0.18         -%
                                                                            ======    ======

                       SELECTED STATISTICAL INFORMATION

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
Return on average equity (B)                                                  16.3%     35.9%
Return on average common equity (B)                                           16.7%     35.7%
Return on average tangible common equity (B)                                  21.6%     42.5%
Common shares outstanding (millions)                                         1,168     1,158         1%
Book value per common share                                                 $10.61    $ 9.94         7%
Shareholders' equity (billions)                                             $ 15.8    $ 11.5        37%


# - Denotes a variance of more than 100%.

(A) Effective January 1, 2009, FSP No. EITF 03-6-1, "Determining Whether Instruments Granted in Share - Based Payment Transactions are Participating Securities" requires that Restricted Stock Awards be included in the computation of basic and diluted earnings per share pursuant to the two - class method. In accordance with this FSP, the Company has retrospectively adjusted EPS for all periods presented.

(B) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
Card billed business (A):
  United States                                                             $ 97.4    $114.6       (15)%
  Outside the United States                                                   41.8      51.8       (19)
                                                                            ------    ------
      Total                                                                 $139.2    $166.4       (16)
                                                                            ======    ======
Total cards-in-force (millions) (B):
  United States                                                               53.4      52.9         1%
  Outside the United States                                                   38.2      35.1         9
                                                                            ------    ------
      Total                                                                   91.6      88.0         4
                                                                            ======    ======
Basic cards-in-force (millions) (B):
  United States                                                               41.6      41.4         -%
  Outside the United States                                                   33.3      30.2        10
                                                                            ------    ------
      Total                                                                   74.9      71.6         5
                                                                            ======    ======

Average discount rate (C)                                                     2.56%     2.57%
Average basic cardmember spending (dollars) (D)                             $2,443    $2,984       (18)%
Average fee per card (dollars) (D)                                          $   34    $   34         -%
Average fee per card adjusted (dollars) (D)                                 $   38    $   39        (3)%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $40 million and $36 million for the quarters ended March 31, 2009 and 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $70 million and $77 million for the quarters ended March 31, 2009 and 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
Worldwide cardmember receivables:
  Total receivables                                                         $ 30.3    $ 39.0       (22)%
  Loss reserves (millions):
    Beginning balance                                                       $  810    $1,149       (30)%
      Provision                                                                336       345        (3)
      Net write-offs                                                          (332)     (257)       29
      Other                                                                     (4)      (16)      (75)
                                                                            ------    ------
    Ending balance                                                          $  810    $1,221       (34)
                                                                            ======    ======
    % of receivables                                                           2.7%      3.1%
  Net write-off rate - USCS                                                    4.9%      3.6%
  30 days past due as a % of total - USCS                                      3.7%      3.7%*
  Net loss ratio as a % of charge volume - ICS                                0.35%     0.21%
  90 days past due as a % of total - ICS                                       3.3%      2.2%
  Net loss ratio as a % of charge volume - GCS                                0.17%     0.12%
  90 days past due as a % of total - GCS                                       2.4%      1.7%

Worldwide cardmember lending - owned basis (A):
  Total loans                                                               $ 36.7    $ 49.4       (26)%
  30 days past due loans as a % of total                                       4.9%      3.3%
  Loss reserves (millions):
    Beginning balance                                                       $2,570    $1,831        40%
      Provision                                                              1,401       776        81
      Net write-offs - principal                                              (782)     (566)       38
      Write-offs - interest and fees                                          (155)     (127)       22
      Other                                                                    (21)        5         #
                                                                            ------    ------
    Ending balance                                                          $3,013    $1,919        57
                                                                            ======    ======
    % of loans                                                                 8.2%      3.9%
    % of past due                                                              168%      118%
  Average loans                                                             $ 39.0    $ 50.7       (23)%
  Net write-off rate                                                           8.0%      4.5%
  Net interest yield on cardmember loans (B)                                  10.7%      8.9%

Worldwide cardmember lending - managed basis (C):
  Total loans                                                               $ 65.0    $ 75.1       (13)%
  30 days past due loans as a % of total                                       5.0%      3.2%
  Net write-offs - principal (millions)                                     $1,392    $  820        70
  Average loans                                                             $ 67.9    $ 75.7       (10)%
  Net write-off rate                                                           8.2%      4.3%
  Net interest yield on cardmember loans (B)                                  10.9%      9.6%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

# - Denotes a variance of more than 100%.

(A) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(B) See Appendix III for discussion of net interest yield on cardmember loans.

(C) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
Revenues
Non-interest revenues
  Discount revenue                                     $3,066         $3,468          $3,848         $3,991         $3,718
  Net card fees                                           532            536             541            542            531
  Travel commissions and fees                             365            444             499            573            494
  Other commissions and fees                              453            522             573            590            622
  Securitization income, net                              141            199             200            227            444
  Other                                                   450            566             553            578            460
                                                       ------         ------          ------         ------         ------
     Total non-interest revenues                        5,007          5,735           6,214          6,501          6,269
                                                       ------         ------          ------         ------         ------
Interest income
  Interest and fees on loans                            1,292          1,364           1,560          1,564          1,671
  Interest and dividends on investment securities         154            168             200            217            186
  Deposits with banks and other                            28             36              74             76             85
                                                       ------         ------          ------         ------         ------
    Total interest income                               1,474          1,568           1,834          1,857          1,942
                                                       ------         ------          ------         ------         ------
Interest expense
  Deposits                                                 85             73*            109*           123*           149*
  Short-term borrowings                                    27             72*            114*           136*           161*
  Long-term debt                                          434            646*            646*           631*           650*
  Other                                                     9              6*             15*            13*            11*
                                                       ------         ------          ------         ------         ------
    Total interest expense                                555            797             884            903            971
                                                       ------         ------          ------         ------         ------
    Net interest income                                   919            771             950            954            971
                                                       ------         ------          ------         ------         ------
Total revenues net of interest expense                  5,926          6,506           7,164          7,455          7,240
                                                       ------         ------          ------         ------         ------
Provisions for losses
  Charge card                                             336            426             351            241            345
  Cardmember lending                                    1,414            927             958          1,537            809
  Other                                                    53             51              50             46             57
                                                       ------         ------          ------         ------         ------
     Total provisions for losses                        1,803          1,404           1,359          1,824          1,211
                                                       ------         ------          ------         ------         ------
Total revenues net of interest expense after
  provision for losses                                  4,123          5,102           5,805          5,631          6,029
                                                       ------         ------          ------         ------         ------
Expenses
  Marketing and promotion                                 345            524             649            663            594
  Cardmember rewards                                      846          1,088           1,132          1,129          1,040
  Cardmember services                                     111            140             148            132            122
  Salaries and employee benefits                        1,253          1,660           1,465          1,495          1,470
  Professional services                                   519            649             608            606            550
  Occupancy and equipment                                 358            456             398            412            375
  Communications                                          104            118             118            115            115
  Other, net                                               43            199*            209            305            302
                                                       ------         ------          ------         ------         ------
     Total                                              3,579          4,834*          4,727          4,857          4,568
                                                       ------         ------          ------         ------         ------
Pretax income from continuing operations                  544            268*          1,078            774          1,461
Income tax provision (benefit)                            101            (38)*           217            114            417
                                                       ------         ------          ------         ------         ------
Income from continuing operations                         443            306*            861            660          1,044
Loss from discontinued operations, net of tax              (6)           (66)            (46)            (7)           (53)
                                                       ------         ------          ------         ------         ------
Net income                                             $  437         $  240*         $  815         $  653         $  991
                                                       ======         ======          ======         ======         ======
Income from continuing operations attributable to
  common shareholders (A)                              $  367         $  305          $  856         $  657         $1,038
                                                       ======         ======          ======         ======         ======
Net income attributable to common shareholders (A)     $  361         $  239          $  810         $  650         $  985
                                                       ======         ======          ======         ======         ======

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Represents income from continuing operations or net income, as applicable, less (i) preferred shares dividends and related accretion of $72 million for the quarter ended March 31, 2009, and (ii) earnings allocated to participating share awards of $4 million for the quarter ended March 31, 2009, $1 million for the quarter ended December 31, 2008, $5 million for the quarter ended September 30, 2008, $3 million for the quarter ended June 30, 2008, and $6 million for the quarter ended March 31, 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
TOTAL REVENUES NET OF INTEREST EXPENSE
  U.S. Card Services                                   $3,074         $3,223          $3,459         $3,593         $3,722
  International Card Services                           1,023          1,098           1,232          1,256          1,195
  Global Commercial Services                              944          1,044           1,200          1,308          1,144
  Global Network & Merchant Services                      836            945           1,071          1,083          1,003
                                                       ------         ------          ------         ------         ------
                                                        5,877          6,310           6,962          7,240          7,064
  Corporate & Other,
    including adjustments and eliminations                 49            196             202            215            176
                                                       ------         ------          ------         ------         ------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE    $5,926         $6,506          $7,164         $7,455         $7,240
                                                       ======         ======          ======         ======         ======

PRETAX INCOME (LOSS) FROM CONTINUING OPERATIONS
  U.S. Card Services                                   $  (50)        $   49*         $  364         $  (63)        $  791
  International Card Services                               8            (38)              1             73            117
  Global Commercial Services                              128            (42)*           191            326            218
  Global Network & Merchant Services                      365            303             397            455            335
                                                       ------         ------          ------         ------         ------
                                                          451            272*            953            791          1,461

  Corporate & Other                                        93             (4)*           125            (17)             -
                                                       ------         ------          ------         ------         ------

PRETAX INCOME FROM CONTINUING OPERATIONS               $  544         $  268*         $1,078         $  774         $1,461
                                                       ======         ======          ======         ======         ======

NET INCOME (LOSS)
  U.S. Card Services                                   $  (25)        $   64*         $  244         $   21         $  523
  International Card Services                              39             36              67            115            133
  Global Commercial Services                               86             (7)*           134            227            151
  Global Network & Merchant Services                      237            215             258            299            223
                                                       ------         ------          ------         ------         ------
                                                          337            308*            703            662          1,030

  Corporate & Other                                       106             (2)*           158             (2)            14
                                                       ------         ------          ------         ------         ------
  Income from continuing operations                       443            306*            861            660          1,044
  Loss from discontinued operations, net of tax            (6)           (66)            (46)            (7)           (53)
                                                       ------         ------          ------         ------         ------

NET INCOME                                             $  437         $  240*         $  815         $  653         $  991
                                                       ======         ======          ======         ======         ======

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
EARNINGS PER COMMON SHARE (A)

BASIC
      Income from continuing operations
        attributable to common shareholders            $ 0.32         $ 0.26*         $ 0.74         $ 0.57         $ 0.90
      Loss from discontinued operations                 (0.01)         (0.05)          (0.04)         (0.01)         (0.05)
                                                       ------         ------          ------         ------         ------
      Net income attributable to common
        shareholders                                   $ 0.31         $ 0.21*         $ 0.70         $ 0.56         $ 0.85
                                                       ======         ======          ======         ======         ======

      Average common shares outstanding (millions)      1,156          1,155           1,154          1,154          1,153
                                                       ======         ======          ======         ======         ======

DILUTED
      Income from continuing operations
        attributable to common shareholders            $ 0.32         $ 0.26*         $ 0.74         $ 0.56         $ 0.89
      Loss from discontinued operations                 (0.01)         (0.05)          (0.04)             -          (0.04)
                                                       ------         ------          ------         ------         ------
      Net income attributable to common
        shareholders                                   $ 0.31         $ 0.21*         $ 0.70         $ 0.56         $ 0.85
                                                       ======         ======          ======         ======         ======

      Average common shares outstanding (millions)      1,156          1,155           1,158          1,163          1,163
                                                       ======         ======          ======         ======         ======

Cash dividends declared per common share               $ 0.18         $ 0.18          $ 0.18         $ 0.18         $ 0.18
                                                       ======         ======          ======         ======         ======

                       SELECTED STATISTICAL INFORMATION

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
Return on average equity (B)                             16.3%          22.3%*          27.8%          31.1%          35.9%
Return on average common equity (B)                      16.7%          22.1%           27.6%          30.9%          35.7%
Return on average tangible common equity (B)             21.6%          28.0%           34.2%          37.5%          42.5%
Common shares outstanding (millions)                    1,168          1,160           1,160          1,159          1,158
Book value per common share                            $10.61         $10.21*         $10.79         $10.58         $ 9.94
Shareholders' equity (billions)                        $ 15.8         $ 11.8          $ 12.5         $ 12.3         $ 11.5

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Effective January 1, 2009, FSP No. EITF 03-6-1, "Determining Whether Instruments Granted in Share - Based Payment Transactions are Participating Securities" requires that Restricted Stock Awards be included in the computation of basic and diluted earnings per share pursuant to the two - class method. In accordance with this FSP, the Company has retrospectively adjusted EPS for all periods presented.

(B) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
Card billed business (A):
  United States                                        $ 97.4         $112.7          $120.3         $123.5         $114.6
  Outside the United States                              41.8           47.8            55.2           57.4           51.8
                                                       ------         ------          ------         ------         ------
      Total                                            $139.2         $160.5          $175.5         $180.9         $166.4
                                                       ======         ======          ======         ======         ======
Total cards-in-force (millions) (B):
  United States                                          53.4           54.0            54.3           53.5           52.9
  Outside the United States                              38.2           38.4            37.8           36.6           35.1
                                                       ------         ------          ------         ------         ------
      Total                                              91.6           92.4            92.1           90.1           88.0
                                                       ======         ======          ======         ======         ======
Basic cards-in-force (millions) (B):
  United States                                          41.6           42.0            42.3           41.9           41.4
  Outside the United States                              33.3           33.4            32.8           31.6           30.2
                                                       ------         ------          ------         ------         ------
      Total                                              74.9           75.4            75.1           73.5           71.6
                                                       ======         ======          ======         ======         ======

Average discount rate (C)                                2.56%          2.53%           2.56%          2.56%          2.57%
Average basic cardmember spending (dollars) (D)        $2,443         $2,792          $3,049         $3,199         $2,984
Average fee per card (dollars) (D)                     $   34         $   34          $   34         $   34         $   34
Average fee per card adjusted (dollars) (D)            $   38         $   38          $   39         $   39         $   39

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $40 million for the quarter ended March 31, 2009, $41 million for the quarter ended December 31, 2008, $35 million for the quarter ended September 30, 2008, $34 million for the quarter ended June 30, 2008, and $36 million for the quarter ended March 31, 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $70 million for the quarter ended March 31, 2009, $76 million for the quarter ended December 31, 2008, $84 million for the quarter ended September 30, 2008, $82 million for the quarter ended June 30, 2008, and $77 million for the quarter ended March 31, 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                                  Quarters Ended
                                                     -------------------------------------------------------------------------
                                                       March 31,    December 31,   September 30,     June 30,       March 31,
                                                         2009           2008           2008            2008           2008
                                                     ------------   ------------   -------------   ------------   ------------
Worldwide cardmember receivables:
  Total receivables                                    $ 30.3         $ 33.0          $ 37.6         $ 39.9         $ 39.0
  Loss reserves (millions):
    Beginning balance                                  $  810         $1,134          $1,146         $1,221         $1,149
      Provision                                           336            426             351            241            345
      Net write-offs (A)                                 (332)          (669)           (333)          (293)          (257)
      Other                                                (4)           (81)            (30)           (23)           (16)
                                                       ------         ------          ------         ------         ------
    Ending balance                                     $  810         $  810          $1,134         $1,146         $1,221
                                                       ======         ======          ======         ======         ======
    % of receivables                                      2.7%           2.5%            3.0%           2.9%           3.1%
  Net write-off rate - USCS (A)                           4.9%           3.5%            3.4%           3.9%           3.6%
  30 days past due as a % of total - USCS                 3.7%           3.7%            3.3%*          3.0%*          3.7%*
  Net loss ratio as a % of charge volume - ICS           0.35%          0.30%           0.25%          0.22%          0.21%
  90 days past due as a % of total - ICS                  3.3%           3.1%            2.7%           2.4%           2.2%
  Net loss ratio as a % of charge volume - GCS           0.17%          0.14%           0.15%          0.10%          0.12%
  90 days past due as a % of total - GCS                  2.4%           2.7%            1.8%           1.6%           1.7%

Worldwide cardmember lending - owned basis (B):
  Total loans                                          $ 36.7         $ 42.2          $ 45.7         $ 49.6         $ 49.4
  30 days past due loans as a % of total                  4.9%           4.4%            3.7%           3.4%           3.3%
  Loss reserves (millions):
    Beginning balance                                  $2,570         $2,640          $2,594         $1,919         $1,831
      Provision                                         1,401            897             927          1,506            776
      Net write-offs - principal                         (782)          (702)           (697)          (678)          (566)
      Write-offs - interest and fees                     (155)          (143)           (161)          (149)          (127)
      Other                                               (21)          (122)            (23)            (4)             5
                                                       ------         ------          ------         ------         ------
    Ending balance                                     $3,013         $2,570          $2,640         $2,594         $1,919
                                                       ======         ======          ======         ======         ======
    % of loans                                            8.2%           6.1%            5.8%           5.2%           3.9%
    % of past due                                         168%           137%            154%           155%           118%
  Average loans                                        $ 39.0         $ 43.0          $ 47.7         $ 49.6         $ 50.7
  Net write-off rate                                      8.0%           6.5%            5.8%           5.5%           4.5%
  Net interest yield on cardmember loans (C)             10.7%           8.8%            8.9%           8.5%           8.9%

Worldwide cardmember lending - managed basis (D):
  Total loans                                          $ 65.0         $ 72.0          $ 75.5         $ 76.5         $ 75.1
  30 days past due loans as a % of total                  5.0%           4.6%            3.8%           3.3%           3.2%
  Net write-offs - principal (millions)                $1,392         $1,181          $1,090         $  974         $  820
  Average loans                                        $ 67.9         $ 72.8          $ 76.1         $ 75.8         $ 75.7
  Net write-off rate                                      8.2%           6.5%            5.7%           5.1%           4.3%
  Net interest yield on cardmember loans (C)             10.9%           8.9%            9.2%           9.0%           9.6%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) See Appendix III for discussion of net interest yield on cardmember loans.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
Revenues
  Discount revenue, net card fees and other                                 $2,205    $2,579      (15)%
  Securitization income, net                                                   141       444      (68)
  Interest income                                                              946     1,308      (28)
  Interest expense                                                             218       609      (64)
                                                                            ------    ------
    Net interest income                                                        728       699        4
                                                                            ------    ------
Total revenues net of interest expense                                       3,074     3,722      (17)
                                                                            ------    ------
Provisions for losses                                                        1,383       881       57
                                                                            ------    ------
Total revenues net of interest expense after provisions for losses           1,691     2,841      (40)
                                                                            ------    ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                                                    889     1,144      (22)
  Salaries and employee benefits
    and other operating expenses                                               852       906       (6)
                                                                            ------    ------
        Total                                                                1,741     2,050      (15)
                                                                            ------    ------
Pretax segment (loss) income                                                   (50)      791        #
Income tax (benefit) provision                                                 (25)      268        #
                                                                            ------    ------
Segment (loss) income                                                       $  (25)   $  523        #
                                                                            ======    ======

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                             Quarters Ended
                                                                                March 31,
                                                                            ----------------    Percentage
                                                                             2009      2008     Inc/(Dec)
                                                                            ------    ------    ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                                       $2,205    $2,579       (15)%
       Securitization adjustments                                               99        73        36
                                                                            ------    ------
       Managed discount revenue, net card fees and other                    $2,304    $2,652       (13)
                                                                            ------    ------

  Interest income:
       Reported for the period (GAAP)                                       $  946    $1,308       (28)
       Securitization adjustments                                              886       903        (2)
                                                                            ------    ------
       Managed interest income                                              $1,832    $2,211       (17)
                                                                            ------    ------

  Securitization income, net:
       Reported for the period (GAAP)                                       $  141    $  444       (68)
       Securitization adjustments                                             (141)     (444)      (68)
                                                                            ------    ------
       Managed securitization income, net                                   $    -    $    -         -
                                                                            ------    ------

  Interest expense:
       Reported for the period (GAAP)                                       $  218    $  609       (64)
       Securitization adjustments                                               83       220       (62)
                                                                            ------    ------
       Managed interest expense                                             $  301    $  829       (64)
                                                                            ------    ------

  Provisions for losses:
       Reported for the period (GAAP)                                       $1,383    $  881        57
       Securitization adjustments                                              636       387        64
                                                                            ------    ------
       Managed provisions for losses                                        $2,019    $1,268        59
                                                                            ------    ------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), interest income, interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                         March 31,
                                                  ----------------------    Percentage
                                                    2009         2008        Inc/(Dec)
                                                  ---------    ---------    ----------
Card billed business                               $ 78.0       $ 92.1         (15)%
Total cards-in-force (millions)                      43.4         43.8          (1)%
Basic cards-in-force (millions)                      32.3         32.7          (1)%
Average basic cardmember spending (dollars)        $2,391       $2,838         (16)%

U.S. Consumer Travel:
    Travel sales (millions)                        $  627       $  803         (22)%
    Travel commissions and fees/sales                 8.1%         7.7%

Total segment assets                               $ 55.6       $ 81.9         (32)%
Segment capital (millions) (A)                     $4,846       $4,517           7%
Return on average segment capital (B)                 6.3%        37.9%
Return on average tangible segment capital (B)        6.7%        39.4%

Cardmember receivables:
  Total receivables                                $ 15.6       $ 19.2         (19)%
  30 days past due receivables as a % of total        3.7%         3.7%*
  Average receivables                              $ 16.1       $ 19.7         (18)%
  Net write-off rate                                  4.9%         3.6%

Cardmember lending - owned basis (C):
  Total loans                                      $ 28.2       $ 38.0         (26)%
  30 days past due loans as a % of total              5.1%         3.4%
  Average loans                                    $ 30.2       $ 39.6         (24)%
  Net write-off rate                                  8.5%         4.5%
  Net interest yield on cardmember loans (D)         10.4%         8.7%

Cardmember lending - managed basis (E):
  Total loans                                      $ 56.5       $ 63.6         (11)%
  30 days past due loans as a % of total              5.1%         3.2%
  Average loans                                    $ 59.1       $ 64.5          (8)%
  Net write-off rate                                  8.5%         4.3%
  Net interest yield on cardmember loans (D)         10.8%         9.6%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(D) See Appendix IV for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $2,205          $2,465         $2,597           $2,716         $2,579
  Securitization income, net                            141             199            200              227            444
  Interest income                                       946           1,049          1,190            1,189          1,308
  Interest expense                                      218             490            528              539            609
                                                     ------          ------         ------           ------         ------
    Net interest income                                 728             559            662              650            699
                                                     ------          ------         ------           ------         ------
Total revenues net of interest expense                3,074           3,223          3,459            3,593          3,722
                                                     ------          ------         ------           ------         ------
Provisions for losses                                 1,383           1,051            941            1,516            881
                                                     ------          ------         ------           ------         ------
Total revenues net of interest expense after
   provisions for losses                              1,691           2,172          2,518            2,077          2,841
                                                     ------          ------         ------           ------         ------
Expenses
  Marketing, promotion, rewards
    and cardmember services                             889           1,208          1,245            1,240          1,144
  Salaries and employee benefits
    and other operating expenses                        852             915*           909              900            906
                                                     ------          ------         ------           ------         ------
        Total                                         1,741           2,123*         2,154            2,140          2,050
                                                     ------          ------         ------           ------         ------
Pretax segment (loss) income                            (50)             49*           364              (63)           791
Income tax (benefit) provision                          (25)            (15)*          120              (84)           268
                                                     ------          ------         ------           ------         ------
Segment (loss) income                                $  (25)         $   64*        $  244           $   21         $  523
                                                     ======          ======         ======           ======         ======

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
       Reported for the period (GAAP)                $2,205          $2,465         $2,597           $2,716          $2,579
       Securitization adjustments                        99             110            122               95              73
                                                     ------          ------         ------           ------          ------
       Managed discount revenue, net card fees
         and other                                   $2,304          $2,575         $2,719           $2,811          $2,652
                                                     ------          ------         ------           ------          ------

  Interest income:
       Reported for the period (GAAP)                $  946          $1,049         $1,190           $1,189          $1,308
       Securitization adjustments                       886             902            883              824             903
                                                     ------          ------         ------           ------          ------
       Managed interest income                       $1,832          $1,951         $2,073           $2,013          $2,211
                                                     ------          ------         ------           ------          ------

  Securitization income, net:
       Reported for the period (GAAP)                $  141          $  199         $  200           $  227          $  444
       Securitization adjustments                      (141)           (199)          (200)            (227)           (444)
                                                     ------          ------         ------           ------          ------
       Managed securitization income, net            $    -          $    -         $    -           $    -          $    -
                                                     ------          ------         ------           ------          ------

  Interest expense:
       Reported for the period (GAAP)                $  218          $  490         $  528           $  539          $  609
       Securitization adjustments                        83             230            196              184             220
                                                     ------          ------         ------           ------          ------
       Managed interest expense                      $  301          $  720         $  724           $  723          $  829
                                                     ------          ------         ------           ------          ------

  Provisions for losses:
       Reported for the period (GAAP)                $1,383          $1,051         $  941           $1,516          $  881
       Securitization adjustments                       636             577            629              409             387
                                                     ------          ------         ------           ------          ------
       Managed provisions for losses                 $2,019          $1,628         $1,570           $1,925          $1,268
                                                     ------          ------         ------           ------          ------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
Card billed business                                 $ 78.0          $ 92.0         $ 97.9           $100.0          $ 92.1
Total cards-in-force (millions)                        43.4            44.2           44.7             44.2            43.8
Basic cards-in-force (millions)                        32.3            32.9           33.4             33.0            32.7
Average basic cardmember spending (dollars)          $2,391          $2,758         $2,950           $3,047          $2,838

U.S. Consumer Travel:
    Travel sales                                     $  0.6          $  0.7         $  0.8           $  0.9          $  0.8
    Travel commissions and fees/sales                   8.1%            7.8%           8.2%             9.0%            7.7%

Total segment assets                                 $ 55.6          $ 77.8         $ 80.5           $ 83.5          $ 81.9
Segment capital (A)                                  $  4.8          $  4.8         $  5.1           $  4.9          $  4.5
Return on average segment capital (B)                   6.3%           18.0%*         17.0%            25.0%           37.9%
Return on average tangible segment capital (B)          6.7%           19.0%*         17.7%            26.1%           39.4%

Cardmember receivables:
  Total receivables                                  $ 15.6          $ 17.8         $ 18.8           $ 19.8          $ 19.2
  30 days past due receivables as a % of total          3.7%            3.7%           3.3%*            3.0%*           3.7%*
  Average receivables                                $ 16.1          $ 18.1         $ 19.3           $ 19.6          $ 19.7
  Net write-off rate (C)                                4.9%            3.5%           3.4%             3.9%            3.6%

Cardmember lending - owned basis (D):
  Total loans                                        $ 28.2          $ 32.7         $ 34.6           $ 37.8          $ 38.0
  30 days past due loans as a % of total                5.1%            4.7%           3.9%             3.5%            3.4%
  Average loans                                      $ 30.2          $ 33.2         $ 36.3           $ 37.9          $ 39.6
  Net write-off rate                                    8.5%            7.0%           6.1%             5.8%            4.5%
  Net interest yield on cardmember loans (E)           10.4%            8.5%           8.6%             8.2%            8.7%

Cardmember lending - managed basis (F):
  Total loans                                        $ 56.5          $ 62.4         $ 64.3           $ 64.7          $ 63.6
  30 days past due loans as a % of total                5.1%            4.7%           3.9%             3.3%            3.2%
  Average loans                                      $ 59.1          $ 63.0         $ 64.6           $ 64.2          $ 64.5
  Net write-off rate                                    8.5%            6.7%           5.9%             5.3%            4.3%
  Net interest yield on cardmember loans (E)           10.8%            8.7%           9.1%             8.9%            9.6%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(F) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                      Quarters Ended
                                                       December 31,
                                                  ----------------------    Percentage
                                                    2009         2008        Inc/(Dec)
                                                  ---------    ---------    ----------
Revenues
  Discount revenue, net card fees and other         $  772       $  937        (18)%
                                                    ------       ------
  Interest income                                      400          510        (22)
  Interest expense                                     149          252        (41)
                                                    ------       ------
    Net interest income                                251          258         (3)
                                                    ------       ------
Total revenues net of interest expense               1,023        1,195        (14)
                                                    ------       ------
Provisions for losses                                  335          229         46
                                                    ------       ------
Total revenues net of interest expense after
  provisions for losses                                688          966        (29)
                                                    ------       ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                           258          358        (28)
  Salaries and employee benefits and other
    operating expenses                                 422          491        (14)
                                                    ------       ------
        Total                                          680          849        (20)
                                                    ------       ------
Pretax segment income                                    8          117        (93)
Income tax benefit                                     (31)         (16)        94
                                                    ------       ------
Segment income                                      $   39       $  133        (71)
                                                    ======       ======

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                         March 31,
                                                  ----------------------    Percentage
                                                    2009         2008        Inc/(Dec)
                                                  ---------    ---------    ----------
Card billed business                                $ 20.5      $ 26.1         (21)%
Total cards-in-force (millions)                       15.8        16.1          (2)%
Basic cards-in-force (millions)                       11.0        11.4          (4)%
Average basic cardmember spending (dollars)         $1,823      $2,309         (21)%

International Consumer Travel:
  Travel sales (millions)                           $  218      $  298         (27)%
  Travel commissions and fees/sales                    8.3%        8.4%

Total segment assets                                $ 17.7      $ 21.3         (17)%
Segment capital (millions) (A)                      $2,004      $2,041          (2)%
Return on average segment capital (B)                 12.3%       16.4%
Return on average tangible segment capital (B)        16.6%       22.6%

Cardmember receivables:
  Total receivables  (C)                            $  5.0      $  6.3         (21)%
  90 days past due as a % of total                     3.3%        2.2%
  Net loss ratio as a % of charge volume              0.35%       0.21%

Cardmember lending:
  Total loans (C)                                   $  8.5      $ 11.4         (25)%
  30 days past due loans as a % of total               4.2%        3.0%
  Average loans                                     $  8.8      $ 11.2         (21)%
  Net write-off rate                                   6.4%        4.4%
  Net interest yield on cardmember loans (D)          11.7%        9.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(D) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $  772         $  864           $  965         $  992          $  937
                                                     ------         ------           ------         ------          ------
  Interest income                                       400            427              523            524             510
  Interest expense                                      149            193              256            260             252
                                                     ------         ------           ------         ------          ------
    Net interest income                                 251            234              267            264             258
                                                     ------         ------           ------         ------          ------
Total revenues net of interest expense                1,023          1,098            1,232          1,256           1,195
                                                     ------         ------           ------         ------          ------
Provisions for losses                                   335            243              316            242             229
                                                     ------         ------           ------         ------          ------
Total revenues net of interest expense after
  provisions for losses                                 688            855              916          1,014             966
                                                     ------         ------           ------         ------          ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                            258            303              388            404             358
  Salaries and employee benefits and other
    operating expenses                                  422            590              527            537             491
                                                     ------         ------           ------         ------          ------
        Total                                           680            893              915            941             849
                                                     ------         ------           ------         ------          ------
Pretax segment income (loss)                              8            (38)               1             73             117
Income tax benefit                                      (31)           (74)             (66)           (42)            (16)
                                                     ------         ------           ------         ------          ------
Segment income                                       $   39         $   36           $   67         $  115          $  133
                                                     ======         ======           ======         ======          ======

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
Card billed business                                 $ 20.5         $ 24.2          $ 27.5           $ 28.3         $ 26.1
Total cards-in-force (millions)                        15.8           16.3            16.4             16.3           16.1
Basic cards-in-force (millions)                        11.0           11.4            11.5             11.5           11.4
Average basic cardmember spending (dollars)          $1,823         $2,109          $2,393           $2,476         $2,309

International Consumer Travel:
  Travel sales                                       $  0.2         $  0.3          $  0.3           $  0.4         $  0.3
  Travel commissions and fees/sales                     8.3%           7.5%            8.4%             8.1%           8.4%

Total segment assets                                 $ 17.7         $ 20.4          $ 22.6           $ 22.7         $ 21.3
Segment capital (A)                                  $  2.0         $  2.0*         $  2.3           $  2.2         $  2.0
Return on average segment capital (B)                  12.3%          16.7%           11.8%            15.8%          16.4%
Return on average tangible segment capital (B)         16.6%          22.5%*          15.9%            21.5%          22.6%

Cardmember receivables:
  Total receivables (C)                              $  5.0         $  5.6          $  6.1           $  6.6         $  6.3
  90 days past due as a % of total                      3.3%           3.1%            2.7%             2.4%           2.2%
  Net loss ratio as a % of charge volume               0.35%          0.30%           0.25%            0.22%          0.21%

Cardmember lending:
  Total loans (C)                                    $  8.5         $  9.5          $ 11.1           $ 11.8         $ 11.4
  30 days past due loans as a % of total                4.2%           3.6%            3.3%             3.1%           3.0%
  Average loans                                      $  8.8         $  9.8          $ 11.4           $ 11.6         $ 11.2
  Net write-off rate                                    6.4%           5.1%            5.1%             4.5%           4.4%
  Net interest yield on cardmember loans (D)           11.7%           9.8%            9.7%             9.6%           9.6%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) The March 31, 2008 balance reflects a reclassification of $393 million from cardmember receivables to cardmember lending for charge card products with lending features.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                      Quarters Ended
                                                         March 31,
                                                  ----------------------    Percentage
                                                    2009         2008        Inc/(Dec)
                                                  ---------    ---------    ----------
Revenues
  Discount revenue, net card fees and other         $981        $1,235         (21)%
                                                    ----        ------
  Interest income                                     21            46         (54)
  Interest expense                                    58           137         (58)
                                                    ----        ------
    Net interest income                              (37)          (91)        (59)
                                                    ----        ------
Total revenues net of interest expense               944         1,144         (17)
                                                    ----        ------
Provisions for losses                                 47            62         (24)
                                                    ----        ------
Total revenues net of interest expense after
  provisions for losses                              897         1,082         (17)
                                                    ----        ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                          79            86          (8)
  Salaries and employee benefits and other
    operating expenses                               690           778         (11)
                                                    ----        ------
        Total                                        769           864         (11)
                                                    ----        ------
Pretax segment income                                128           218         (41)
Income tax provision                                  42            67         (37)
                                                    ----        ------
Segment income                                      $ 86        $  151         (43)
                                                    ====        ======

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                      Quarters Ended
                                                         March 31,
                                                  ----------------------    Percentage
                                                    2009         2008        Inc/(Dec)
                                                  ---------    ---------    ----------
Card billed business                               $ 25.1       $ 32.8         (23)%
Total cards-in-force (millions)                       7.3          6.9           6%
Basic cards-in-force (millions)                       7.3          6.9           6%
Average basic cardmember spending (dollars)        $3,517       $4,770         (26)%

Global Corporate Travel:
  Travel sales                                     $  3.4       $  5.4         (37)%
  Travel commissions and fees/sales                   8.6%         7.4%

Total segment assets                               $ 19.0       $ 28.4         (33)%
Segment capital (millions) (A)                     $3,439       $3,352           3%
Return on average segment capital (B)                12.8%        23.2%
Return on average tangible segment capital (B)       29.2%        42.4%

Cardmember receivables:
  Total receivables                                $  9.6       $ 12.8         (25)%
  90 days past due as a % of total                    2.4%         1.7%
  Net loss ratio as a % of charge volume             0.17%        0.12%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                               Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                   March 31,      December 31,   September 30,     June 30,        March 31,
                                                     2009            2008            2008            2008            2008
                                                 -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other           $981          $1,150           $1,291          $1,405          $1,235
                                                      ----          ------           ------          ------          ------
  Interest income                                       21              30               43              49              46
  Interest expense                                      58             136              134             146             137
                                                      ----          ------           ------          ------          ------
    Net interest income                                (37)           (106)             (91)            (97)            (91)
                                                      ----          ------           ------          ------          ------
Total revenues net of interest expense                 944           1,044            1,200           1,308           1,144
                                                      ----          ------           ------          ------          ------
Provisions for losses                                   47              69               60              40              62
                                                      ----          ------           ------          ------          ------
Total revenues net of interest expense after
  provisions for losses                                897             975            1,140           1,268           1,082
                                                      ----          ------           ------          ------          ------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                            79              79              113              99              86
  Salaries and employee benefits and other
    operating expenses                                 690             938*             836             843             778
                                                      ----          ------           ------          ------          ------
        Total                                          769           1,017*             949             942             864
                                                      ----          ------           ------          ------          ------
Pretax segment income (loss)                           128             (42)*            191             326             218
Income tax provision (benefit)                          42             (35)*             57              99              67
                                                      ----          ------           ------          ------          ------
Segment income (loss)                                 $ 86          $   (7)*         $  134          $  227          $  151
                                                      ====          ======           ======          ======          ======

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                    March 31,     December 31,   September 30,      June 30,       March 31,
                                                      2009            2008           2008             2008           2008
                                                  ------------    ------------   -------------    ------------   ------------
Card billed business                                 $ 25.1           $ 28.7         $ 32.3          $ 35.4         $ 32.8
Total cards-in-force (millions)                         7.3              7.1            7.0             7.0            6.9
Basic cards-in-force (millions)                         7.3              7.1            7.0             7.0            6.9
Average basic cardmember spending (dollars)          $3,517           $4,070         $4,611          $5,083         $4,770

Global Corporate Travel:
  Travel sales                                       $  3.4           $  4.3         $  5.1          $  6.2         $  5.4
  Travel commissions and fees/sales                     8.6%             8.4%           8.0%            7.5%           7.4%

Total segment assets                                 $ 19.0           $ 25.1         $ 23.6          $ 25.8         $ 28.4
Segment capital (A)                                  $  3.4           $  3.6*        $  3.6          $  3.3         $  3.4
Return on average segment capital (B)                  12.8%            15.8%*         21.2%           23.6%          23.2%
Return on average tangible segment capital (B)         29.2%            34.3%*         43.9%           46.7%          42.4%

Cardmember receivables:
  Total receivables                                  $  9.6           $  9.4         $ 12.5          $ 13.4         $ 12.8
  90 days past due as a % of total                      2.4%             2.7%           1.8%            1.6%           1.7%
  Net loss ratio as a % of charge volume               0.17%            0.14%          0.15%           0.10%          0.12%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                        Quarters Ended
                                                           March 31,
                                                     ---------------------   Percentage
                                                       2009        2008      Inc/(Dec)
                                                     ---------   ---------   ----------
Revenues
  Discount revenue, fees and other                     $813       $  942        (14)%
                                                       ----       ------
  Interest income                                         1            1          -
  Interest expense                                      (22)         (60)       (63)
                                                       ----       ------
    Net interest income                                  23           61        (62)
                                                       ----       ------
Total revenues net of interest expense                  836        1,003        (17)
                                                       ----       ------
Provisions for losses                                    35           31         13
                                                       ----       ------
Total revenues net of interest expense after
  provision for losses                                  801          972        (18)
                                                       ----       ------
Expenses
  Marketing and promotion                                64          136        (53)
  Salaries and employee benefits and other
    operating expenses                                  372          501        (26)
                                                       ----       ------
        Total                                           436          637        (32)
                                                       ----       ------
Pretax segment income                                   365          335          9
Income tax provision                                    128          112         14
                                                       ----       ------
Segment income                                         $237       $  223          6
                                                       ====       ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                        Quarters Ended
                                                           March 31,
                                                     ---------------------   Percentage
                                                        2009        2008     Inc/(Dec)
                                                     ---------   ---------   ----------
Global Card billed business (A)                        $139.2      $166.4       (16)%

Global Network & Merchant Services:
  Total segment assets                                   $6.6      $  6.8        (3)%
  Segment capital (millions) (B)                       $1,716      $1,167        47%
Return on average segment capital (C)                    70.6%       91.3%
Return on average tangible segment capital (C)           72.4%       94.2%

Global Network Services:
  Card billed business                                 $ 14.8      $ 15.7        (6)%
  Total cards-in-force (millions)                        25.1        21.2        18%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                    March 31,     December 31,   September 30,      June 30,       March 31,
                                                      2009            2008           2008            2008            2008
                                                  ------------    ------------   -------------    ------------   ------------
Revenues
  Discount revenue, fees and other                    $813            $893           $1,015          $1,025         $  942
                                                      ----            ----           ------          ------         ------
  Interest Income                                        1               1                2               1              1
  Interest expense                                     (22)            (51)             (54)            (57)           (60)
                                                      ----            ----           ------          ------         ------
    Net interest income                                 23              52               56              58             61
                                                      ----            ----           ------          ------         ------
Total revenues net of interest expense                 836             945            1,071           1,083          1,003
                                                      ----            ----           ------          ------         ------
Provisions for losses                                   35              36               34              26             31
                                                      ----            ----           ------          ------         ------
Total revenues net of interest expense
  after provisions for losses                          801             909            1,037           1,057            972
                                                      ----            ----           ------          ------         ------
Expenses
  Marketing and promotion                               64             118              150             149            136
  Salaries and employee benefits
    and other operating expenses                       372             488              490             453            501
                                                      ----            ----           ------          ------         ------
        Total                                          436             606              640             602            637
                                                      ----            ----           ------          ------         ------
Pretax segment income                                  365             303              397             455            335
Income tax provision                                   128              88              139             156            112
                                                      ----            ----           ------          ------         ------
Segment income                                        $237            $215           $  258          $  299         $  223
                                                      ====            ====           ======          ======         ======

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------------
                                                    March 31,     December 31,   September 30,      June 30,       March 31,
                                                      2009            2008           2008            2008            2008
                                                  ------------    ------------   -------------    ------------   ------------
Global Card billed business (A)                      $139.2          $160.5         $175.5           $180.9         $166.4

Global Network & Merchant Services:
  Total segment assets                               $  6.6          $  7.0         $  8.0           $  7.2         $  6.8
  Segment capital (B)                                $  1.7          $  1.5*        $  1.4           $  1.4         $  1.2
Return on average segment capital (C)                  70.6%           75.4%*         82.4%            88.1%          91.3%
Return on average tangible segment capital (C)         72.4%           77.4%*         84.7%            90.7%          94.2%

Global Network Services:
  Card billed business                               $ 14.8          $ 16.0         $ 18.2           $ 17.5         $ 15.7
  Total cards-in-force (millions)                      25.1            24.8           24.0             22.6           21.2

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
COMPONENTS OF RETURN ON AVERAGE EQUITY (ROE), RETURN ON AVERAGE COMMON EQUITY
         (ROCE), AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROTCE)
                                  APPENDIX I

(Millions)

                                                                          For the Twelve Months Ended
                                                  ---------------------------------------------------------------------------
                                                    March 31,     December 31,   September 30,      June 30,       March 31,
                                                      2009            2008           2008            2008            2008
                                                  ------------    ------------   -------------    ------------   ------------
ROE

   Net income                                       $ 2,145          $ 2,699*       $ 3,290         $ 3,542         $ 3,946
   Average shareholders' equity                     $13,147          $12,127*       $11,833         $11,396         $10,977
   Return on average equity (A)                        16.3%            22.3%*         27.8%           31.1%           35.9%

RECONCILIATION OF ROCE AND ROTCE

   Net income                                       $ 2,145          $ 2,699*       $ 3,290         $ 3,542         $ 3,946
   Preferred shares dividends and related
      accretion                                     $    72          $     -        $     -         $     -         $     -
   Earnings allocated to participating
      share awards                                  $    13          $    16        $    19         $    20         $    23
                                                    -------          -------        -------         -------         -------
      Net income attributable to common
        shareholders                                $ 2,060          $ 2,683        $ 3,271         $ 3,522         $ 3,923
                                                    -------          -------        -------         -------         -------
   Average shareholders' equity                     $13,147          $12,127        $11,833         $11,396         $10,977
   Average preferred shares                         $   782
                                                    -------          -------        -------         -------         -------
      Average common shareholders' equity           $12,365          $12,127        $11,833         $11,396         $10,977
                                                    -------          -------        -------         -------         -------
        Average goodwill and other intangibles        2,830            2,533          2,264           2,006           1,745
                                                    -------          -------        -------         -------         -------
      Average tangible common shareholders' equity  $ 9,535          $ 9,594        $ 9,569         $ 9,390         $ 9,232
                                                    -------          -------        -------         -------         -------
   Return on average common equity (A)                 16.7%            22.1%          27.6%           30.9%           35.7%
   Return on average tangible common equity (A)        21.6%            28.0%          34.2%           37.5%           42.5%

   * - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively. Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
            COMPONENTS OF RETURN ON AVERAGE SEGMENT CAPITAL (ROSC) AND RETURN ON AVERAGE TANGIBLE SEGMENT CAPITAL (ROTSC)
                                  APPENDIX II

(Millions)

                                                                               For the Twelve Months Ended
                                                      ---------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2009            2008           2008            2008            2008
                                                      ------------    ------------   -------------    ------------   ------------
U.S. CARD SERVICES
    Segment income                                       $  304          $  852*         $  795          $1,143         $1,702
    Average segment capital                               4,814           4,736*          4,672           4,567          4,496
    Average goodwill and other intangibles                  294             243             188             182            176
                                                         ------          ------          ------          ------         ------
       Average tangible segment capital                  $4,520          $4,493*         $4,484          $4,385         $4,320
                                                         ------          ------          ------          ------         ------
    Return on average segment capital (A)                   6.3%           18.0%*          17.0%           25.0%          37.9%
    Return on average tangible segment capital (A)          6.7%           19.0%*          17.7%           26.1%          39.4%

INTERNATIONAL CARD SERVICES
    Segment income                                       $  257          $  351          $  247          $  321         $  322
    Average segment capital                               2,096           2,107           2,102           2,032          1,964
    Average goodwill and other intangibles                  544             544*            544             538            538
                                                         ------          ------          ------          ------         ------
       Average tangible segment capital                  $1,552          $1,563*         $1,558          $1,494         $1,426
                                                         ------          ------          ------          ------         ------
    Return on average segment capital (A)                  12.3%           16.7%*          11.8%           15.8%          16.4%
    Return on average tangible segment capital (A)         16.6%           22.5%*          15.9%           21.5%          22.6%

GLOBAL COMMERCIAL SERVICES
    Segment income                                       $  440          $  505*         $  622          $  623         $  558
    Average segment capital                               3,437           3,197           2,933           2,637          2,407
    Average goodwill and other intangibles                1,930           1,724*          1,515           1,303          1,092
                                                         ------          ------          ------          ------         ------
       Average tangible segment capital                  $1,507          $1,473*         $1,418          $1,334         $1,315
                                                         ------          ------          ------          ------         ------
    Return on average segment capital (A)                  12.8%           15.8%*          21.2%           23.6%          23.2%
    Return on average tangible segment capital (A)         29.2%           34.3%*          43.9%           46.7%          42.4%

GLOBAL NETWORK & MERCHANT SERVICES
    Segment income                                       $1,009          $  995          $1,034          $1,042         $1,009
    Average segment capital                               1,430           1,320*          1,255           1,183          1,105
    Average goodwill and other intangibles                   36              35              34              34             34
                                                         ------          ------          ------          ------         ------
       Average tangible segment capital                  $1,394          $1,285*         $1,221          $1,149         $1,071
                                                         ------          ------          ------          ------         ------
    Return on average segment capital (A)                  70.6%           75.4%*          82.4%           88.1%          91.3%
    Return on average tangible segment capital (A)         72.4%           77.4%*          84.7%           90.7%          94.2%

* - Revised from prior disclosure on January 26, 2009, as reflected in the 2008 Annual Report to Shareholders, where applicable.

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX III

(millions)

                                                                               Quarters Ended
                                                      ---------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2009            2008           2008            2008            2008
                                                      ------------    ------------   -------------    ------------   ------------
OWNED BASIS:
    Net interest income                                  $  919          $  771          $  950          $ 954          $  971
    Average loans (billions)                             $ 39.0          $ 43.0          $ 47.7          $ 49.6         $ 50.7
    Adjusted net interest income (A)                     $1,033          $  951          $1,068          $1,056         $1,124
    Adjusted average loans (billions) (B)                $ 39.1          $ 43.1          $ 47.8          $ 49.7         $ 50.9
    Net interest yield on cardmember loans (C)             10.7%            8.8%            8.9%            8.5%           8.9%

Managed Basis (D):
    Net interest income (E)                              $1,722          $1,443          $1,637          $1,594         $1,654
    Average loans (billions)                             $ 67.9          $ 72.8          $ 76.1          $ 75.8         $ 75.7
    Adjusted net interest income (F)                     $1,835          $1,622          $1,756          $1,695         $1,808
    Adjusted average loans (billions) (G)                $ 68.0          $ 72.9          $ 76.2          $ 76.0         $ 75.8
    Net interest yield on cardmember loans (C)             10.9%            8.9%            9.2%            9.0%           9.6%

(A)Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(Preliminary)

              U. S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                  APPENDIX IV

(millions)

                                                                                    Quarters Ended
                                                      ---------------------------------------------------------------------------
                                                        March 31,     December 31,   September 30,      June 30,       March 31,
                                                          2009            2008           2008            2008            2008
                                                      ------------    ------------   -------------    ------------   ------------
USCS Owned Basis:
     Net interest income                                 $  728          $  559         $  662           $  650         $  699
     Average loans (billions)                            $ 30.2          $ 33.2         $ 36.3           $ 37.9         $ 39.6
     Adjusted net interest income (A)                    $  778          $  709         $  787           $  776         $  855
     Adjusted average loans (billions) (B)               $ 30.3          $ 33.3         $ 36.3           $ 38.0         $ 39.6
     Net interest yield on cardmember loans (C)            10.4%            8.5%           8.6%             8.2%           8.7%
USCS Managed Basis (D):
     Net interest income (E)                             $1,531          $1,231         $1,349           $1,290         $1,382
     Average loans (billions)                            $ 59.1          $ 63.0         $ 64.6           $ 64.2         $ 64.5
     Adjusted net interest income (F)                    $1,581          $1,380         $1,475           $1,416         $1,538
     Adjusted average loans (billions) (G)               $ 59.2          $ 63.1         $ 64.7           $ 64.2         $ 64.6
     Net interest yield on cardmember loans (C)            10.8%            8.7%           9.1%             8.9%           9.6%
ICS:
     Net interest income                                 $  251          $  234         $  267           $  264         $  258
     Average loans (billions)                            $  8.8          $  9.8         $ 11.4           $ 11.6         $ 11.2
     Adjusted net interest income (A)                    $  254          $  242         $  281           $  280         $  269
     Adjusted average loans (billions) (B)               $  8.8          $  9.8         $ 11.5           $ 11.7         $ 11.3
     Net interest yield on cardmember loans (C)            11.7%            9.8%           9.7%             9.6%           9.6%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.